GRANT, BARGAIN SALE DEED

THIS INDENTURE WITNESSETH, That COUNTY OF CLARK, A POLITICAL SUBDIVISION OF THE STATE OF NEVADA, for a valuable consideration, the receipt of which is hereby acknowledged, do hereby Grant, Bargain, Sell and Convey to ROYAL ALOHA DEVELOPMENT COMPANY, a Nevada corporation, all that real property situated in the County of Clark, State of Nevada, bounded and described as follows:

          SEE EXHIBIT 'A' ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

APN: 162 09 806 010
RPTT: EXEMPT

SUBJECT TO:

          1. Taxes for the current fiscal year, not delinquent, including personal property taxes of any former owner, if any:

          2. Restrictions, conditions, reservations, rights, rights of way and easements now of record, if any, or any that actually exist on the property.

TOGETHER WITH all singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining.

IN WITNESS WHEREOF, this instrument has been executed this 6th a day of July, 1998.

COUNTY OF CLARK, A POLITICAL
SUBDIVISION OF THE STATE OF
NEVADA


By: /s/ Yvonne Atkinson Gates
   ----------------------------
Name: Yvonne Atkinson Gates

Title: Chair, Board of County Commissioners


STATE OF NEVADA   }
                  }SS
County of Clark   }

On this 6th day of July, 1998, before me a Notary Public personally appeared Yvonne Atkinson Gates personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument and acknowledged that he (she or they) executed it.

/s/ Patricia Harrison
--------------------------
Notary Public


Recorded at the Request of: Nevada Title Company
Escrow No: 98 06 0241 DMS

                                                  Notary Public-State of Nevada
Mail tax bill to and                                    COUNTY OF CLARK
When recorded mail to:                                 PATRICIA HARRISON
ROYAL ALOHA DEVELOPMENT CO.                          My Appointment Expires
1505 DILLINGHAM BLVD. SUITE 212,                         March 5, 2001
HONOLULU, HAWAII 96817                                   No. 97-0552-1

                                             ESCROW NUMBER: 3-06-0241 DMS


                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS
FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SAID SECTION 9;

THENCE NORTH 89(degrees) 02' 13" WEST ALONG THE SOUTH LINE OF SAID SECTION 9 A DISTANCE OF 663.00 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY WALTER S. HUNSAKER, ET UX, TO V. D. EACHUS, ET UX, BY DEED RECORDED JANUARY 27, 1950,. AS DOCUMENT NO. 331585, CLARK COUNTY, NEVADA RECORDS, THE TRUE POINT OF BEGINNING;

THENCE NORTH 4(degrees) 39' 07" WEST ALONG THE WEST LINE OF THE SAID CONVEYED PARCEL OF LAND A DISTANCE OF 240.19 FEET TO A POINT;

THENCE SOUTH 89(degrees) 02' 13" EAST PARALLEL TO THE SOUTH LINE OF SAID SECTION 9 A DISTANCE OF 105.00 FEET TO A POINT;

THENCE SOUTH 4(degrees) 39' 07" EAST PARALLEL TO THE SAID WEST LINE A DISTANCE OF 240.19 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 9;

THENCE  NORTH  89(degrees)  02' 13" WEST ALONG THE SAID SOUTH LINE A DISTANCE OF
105.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING FROM THE HEREINABOVE DESCRIBED PARCEL OF LAND THE INTEREST IN AND TO THE SOUTH 40 FEET THERE0F AS CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES BY DEED RECORDED DECEMBER 3, 1948, AS DOCUMENT NO. 301429, CLARK COUNTY, NEVADA RECORDS.

                                                      CLARK COUNTY, NEVADA
                                                  JUDITH A. VANDEVER, RECORDER
                                                     RECORDED AT REQUEST OF:
                                                       NEVADA TITLE COMPANY

                                                      07-23-98  15:04   CPD   2
                                                  BOOK:  980723   INST:   01605
                                                  FEE:   8.00    RPTT: EX#002
                                                         DEED


                                                   CONFORMED COPY - HAS NOT BEEN
                                                      COMPARED TO THE ORIGINAL